                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             _____________________


        Date of Report (Date of earliest event reported) March 26, 2001


                                TIDEWATER INC.
            (Exact name of registrant as specified in its charter)


      Delaware                    1-6311                    72-0487776
(State of incorporation)   (Commission File Number)       (IRS Employer
                                                        Identification No.)

    601 Poydras Street, Suite 1900                            70130
(Address of principal executive offices)                    (Zip Code)

                                (504) 568-1010
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

ITEM 9.                  REGULATION FD DISCLOSURE.

          In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; level of fleet additions by competitors; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency controls; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

          On March 26, 2001, William C. O'Malley, chairman and CEO of the Company, made a public presentation at the Howard Weil Energy Conference in New Orleans. The theme of the presentation was directed at disclosing details of the Company's acquisition program of vessels designed and built to operate in the deepwater segment of the offshore oil and gas industry. We have classified these vessels either as Anchor Handling Towing Supply (AHTS) or Platform Supply Vessels (PSV) and their approximate dimensions and physical features are described under the headings Slides 3 through 5 and 7 through 10 below, respectively. In addition to a disclosure of the full details of individual vessels acquired or being constructed, the presentation included a pro forma presentation of the possible financial impact in the Company's fiscal years ended March 31, 2002, 2003 and 2004 on revenue and pre-tax earnings as the vessels are incrementally added to the Company fleet at their anticipated delivery dates. This information was presented with the qualification that it was based on the assumption that current market conditions as to day rates, utilization rates, and cost would remain constant during the periods presented. No speculation as to future market conditions that might exist during those future periods was included in the presentation.

          In addition, the presentation disclosed the addition to the acquisition program of two anchor handling towing supply vessels (AHTS) purchased with possession scheduled for April 2001 at a cost of $48 million, and the purchase of one additional UT755 platform supply vessel (PSV) scheduled for shipyard delivery in September 2001 at a cost of approximately $15 million, all of which were included in the financial disclosures.

          The following slides make up the complete presentation excluding introductory matters. Slides 13 and 14 depict historical data previously disclosed. Slide 12 is taken from historical marketing data and may vary slightly from reported financial results due to customer discounts and other factors. In providing this information, the Company is not claiming or confirming that the delivery of the vessels will be achieved as scheduled or that the pro forma results provided will in fact be achieved.

          The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

          The information included pursuant to this Item 9 shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the securities Act of 1933.



                                   Slide #1

                           32 New Deepwater Vessels
                              11 AHTSs & 21 PSVs
                       In millions except avg. day rate

                                    FY 02P    FY 03P    FY 04P
                                   --------   -------   -------

Revenues                           $    72    $   115   $   150
Incremental pre-tax  earnings      $    40    $    60   $    75
Avg. day rate                      $10,500    $12,500   $14,000
Total # of Vessels                      21*        32**      32***
Total $ Capital                    $   375    $   700   $   700


Rates for all three years are projected based on current market conditions as of March 2001. Rates may increase or decrease.


* In FY 02, 18 ships are included for the full year & three others for partial year only.
** In FY 03, 22 ships are included for the full year & 10 others for partial year only.
*** All ships working for full year.



                                   SLIDE #2

                                     AHTS
                   Figures in millions except avg. day rate

                                  FY 02P    FY 03P    FY 04P
                                  -------   -------   -------

Revenues                          $    22   $    35   $    55
Incremental pre-tax Earnings      $    15   $    20   $    30
Avg. Day Rate                     $10,500   $13,000   $15,500
Ttl # of Vessels                        6        11        11


                                   SLIDE #3

                                     AHTS

     Boat Name         Del. Date   Length   Shipyard       Program
--------------------   ---------   ------   ---------   --------------

McNee Tide                  4/01   242 ft   Kvaerner    Acquisition
Amadon Tide                 4/01   242 ft   Kvaerner    Acquisition
JP Laborde                  6/02   280 ft   Sing Tech   New Const.
2ND AHTS                    8/02   280 ft   Yantai      New Const.
3RD AHTS                   10/02   280 ft   Yantai      New Const.
4TH AHTS                   11/02   280 ft   Yantai      New Const.
5TH AHTS                    1/03   280 ft   Yantai      New Const.
Leopard Bay                 7/03   242 ft   Kvaerner    Sanko purchase
Torm Heron                  7/04   242 ft   Kvaerner    Sanko purchase
Maersk Detector            11/05   242 ft   Kvaerner    Sanko purchase
Maersk Dispatcher           1/06   242 ft   Kvaerner    Sanko purchase




                                   SLIDE #4

                      Typical Characteristics of New AHTS

                                KMAR 404 Class

                       ** Picture of vessel not shown **

     Size                               242 ft - 280 ft
     Liquid Mud (BBL)                   3,773 - 8,125
     Bulk Mud Tanks (qty/cap.)          8,000 - 10,000 cu. Ft
     Deadweight at max. draft (LT)      2,956 - 4,613
     Winch (Line Pull)                  300 T - 600 T
     Average price (all vessels)        $29 million

                                   SLIDE #5

                                  VS 486 AHTS

                       ** Picture of vessel not shown **


 . High Line Pull Winch
 . High Line Speed Winch
 . Large Wire Capacity
 . Excellent Bollard Pull
 . Provisions for ROV



                                   SLIDE #6

                                      PSV
                   Figures in millions except avg. day rate


                                  FY 02P    FY 03P    FY 04P
                                  -------   -------   -------

Revenues                          $    50   $    80   $    95
Incremental pre-tax Earnings      $    25   $    40   $    45
Avg. Day Rate                     $10,500   $12,000   $13,000
Ttl # of Vessels                       15        21        21




                                   SLIDE #7

                                      PSV


    BOAT NAME        DEL. DATE   LENGTH    SHIPYARD      PROGRAM
------------------   ---------   ------   ----------   -----------

Adam Tide                 9/99   204 ft   Halter M.P   New Build
R.C. Baker               10/99   217 ft   Bender       New Build
Admiral Tide             12/99   204 ft   Halter M.P   New Build
Nautical Tide             1/00   244 ft   China        New Build
Russell Tide              8/00   275 ft   Soviknes     Acquisition
McKenny Tide             10/00   236 ft   Soviknes     Acquisition
Madonna Tide             12/00   220 ft   Brevik       Acquisition
Rigdon Tide               4/01   220 ft   Soviknes     Acquisition
Bennett Tide              4/01   236 ft   Brevik       Acquisition
Carline Tide              9/01   220 ft   Soviknes     New Build
1st Quality PSV          12/01   260 ft   Quality      New Const.


                                   SLIDE #8

                               PSV continued...


    Boat Name        Del. Date   Length   Shipyard      Program
------------------   ---------   ------   ---------   -----------

2nd Quality PSV           4/02   260 ft   Quality     New Const.
1st S.T. PSV              6/02   260 ft   Sing Tech   New Const.
3rd Quality PSV           8/02   260 ft   Quality     New Const.
2nd S.T. PSV              9/02   260 ft   Sing Tech   New Const.
3rd S.T. PSV             12/02   260 ft   Sing Tech   New Const.
4th Quality PSV          12/02   260 ft   Quality     New Const.
Mercury Bay               8/03   220 ft   Brattvaag   Acquisition
Monarch Bay              10/03   220 ft   Brevik      Acquisition
Torm Kestrel              1/04   220 ft   Brattvaag   Acquisition
Ace Nature                4/04   276 ft   Brattvaag   Acquisition




                                   SLIDE #9

                      Typical Characteristics of New PSV

Size                               220 ft - 275 ft
Liquid Mud (BBL)                   4,894 - 8,485
Bulk Mud Tanks (qty/cap.)          9,000 - 12,000 cu. Ft
Deadweight at max. draft (LT)      2,956 - 4,613
HP5                                450 - 12,000
Average price (all vessels)        $17 million

                                   SLIDE #10

                                  VS 480 PSV

                               1st Quality PSV

                       ** Picture of vessel not shown **

 . Large Deck Cargo Areas
 . High Deadweight Capacities
 . Large Bulk/Liquid Mud Capacities
 . High Speed
 . Shallow Working Draft



                                   SLIDE #11

                                   Crewboats

   BOAT NAME          DEL. DATE         LENGTH        PROGRAM
----------------      ---------         ------       ---------

Michele Tide               7/99         152 ft       New Build
Laurie Tide                8/99         115 ft       New Build
Mistral Tide              10/99         152 ft       New Build
Merlin Tide               10/99         145 ft       New Build
Melinda Tide              12/99         145 ft       New Build
Midway Tide                1/00         155 ft       New Build
Mitchell Tide              1/00         152 ft       New Build
Mineral Tide               6/00         155 ft       New Build
Gro Tide                  10/00          89 ft       New Build
Mission Tide               5/01         155 ft       New Build
Mako Tide                  2/02         135 ft       New Build


                                   SLIDE #12
                               Average Day Rates
                              Feb 1999 - Feb 2001

                          Foreign               Domestic           Domestic
     Dates                 Fleet             Supply Vessel         Crewboat
     -----                -------            -------------         --------
February 10, 1999          $4,757               $2,896              $1,980
March 17, 1999             $4,526               $2,740              $1,890
April 21, 1999             $4,507               $2,571              $1,871
May 26, 1999               $4,584               $2,476              $1,813
June 30, 1999              $4,631               $2,489              $1,861
August 4, 1999             $4,431               $2,383              $1,797
September 8, 1999          $4,368               $2,300              $1,769
October 13, 1999           $4,266               $2,416              $1,815
November 17, 1999          $4,250               $2,769              $1,893
December 22, 1999          $4,236               $2,912              $1,924
January 26, 2000           $4,116               $2,995              $2,044
March 1, 2000              $4,160               $3,056              $2,072
April 5, 2000              $4,092               $3,002              $2,100
May 10, 2000               $4,016               $3,062              $2,095
June 14, 2000              $4,107               $3,240              $2,103
July 19, 2000              $4,209               $3,709              $2,240
August 16, 2000            $4,062               $4,024              $2,270
September 6, 2000          $4,430               $4,415              $2,313
September 27, 2000         $4,438               $4,618              $2,340
October 4, 2000            $4,387               $4,860              $2,340
October 11, 2000           $4,396               $4,908              $2,474
October 18, 2000           $4,432               $5,902              $2,697
October 25, 2000           $4,436               $6,002              $2,774
November 1, 2000           $4,436               $6,081              $2,794
November 8, 2000           $4,460               $5,954              $2,735
November 15, 2000          $4,449               $6,177              $2,735
November 22, 2000          $4,483               $6,289              $2,735
November 29, 2000          $4,441               $6,486              $2,768
December 6, 2000           $4,400               $6,485              $2,768
December 13, 2000          $4,481               $6,380              $2,782
December 20, 2000          $4,620               $6,470              $2,771
December 27, 2000          $4,682               $6,472              $2,786
January 3, 2001            $4,717               $6,680              $2,810
January 10, 2001           $4,783               $6,620              $2,815
January 17, 2001           $4,776               $6,680              $2,871
January 24, 2001           $4,905               $6,779              $2,911
January 31, 2001           $4,938               $6,792              $2,917
February 7, 2001           $4,940               $6,801              $2,900
February 14, 2001          $4,919               $6,922              $3,019
February 21, 2001          $4,951               $6,872              $2,974
February 27, 2001          $4,978               $6,925              $3,004


                                   SLIDE #13

                                  Utilization


                         6/30/00        9/30/00        12/31/00
                         -------        -------        --------
Domestic                  56.0%          61.7%           59.9%
International             74.5%          74.1%           78.8%
Worldwide                 67.5%          69.4%           71.8%




                                   SLIDE #14

                       Consolidated Revenues & Earnings
              Millions of dollars except share and per share data



                               Nine Months         Quarter
                             Ended Dec. 31,     Ended Dec. 31,
                             ---------------    --------------
                              2000      1999     2000    1999
                              ----      ----     ----    ----
Revenues:                    $ 442     $ 435     $ 159   $ 142
Income Tax:                  $  27     $  19     $  10   $   3
Earnings:                    $  56     $  57     $  22   $  22
EPS:                         $1.01     $1.03     $ .40   $ .40




                                   SLIDE #15

                            Fiscal 2001 Highlights

 .  Resurgence of GOM
 .  International Trending Up
 .  Escalating Earnings
 .  New Construction Program
 .  Vessel Purchases
 .  Debt Free

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TIDEWATER INC.


                                        By:     /s/  William C. O'Malley
                                                ------------------------
                                                William C. O'Malley
                                                Chief Executive Officer and
                                                President

Date March 26, 2001